Exhibit 10.21


                              TREND MINING COMPANY
                       401 Front Ave., Suite 1, 2nd Floor
                             Coeur d'Alene, ID 83814
              Telephone: (208) 664-8095 o Facsimile (208) 667-9616



                     SALE OF LAKE OWEN OPTION AGREEMENT AND
                               EXERCISE OF OPTION

         THIS SALE OF THE LAKE OWEN OPTION AGREEMENT AND EXERCISE OF OPTION (the "Agreement") is made and entered into this 15th day of March, 2002, (the "Effective Date") by and between Trend Mining Company, a Delaware corporation ("Trend"), and Ron Nash, an individual ("Nash").

                                    RECITALS

         Reference is made to the Lake Owen Option Agreement ("Option Agreement"), effective as of July 27, 1999, between General Minerals Corporation, a Delaware corporation ("General Minerals") and Trend which created the option for Trend to earn a 100% interest in the Lake Owen Project (the "Option"); to an Amendment to the Lake Owen Option Agreement (the "Lake Owen Amendment") effective as of June 12, 2000, between General Minerals and Trend; and to the Lake Owen Transfer Agreement ("Lake Owen Transfer") effective as of February 11, 2002 between General Minerals, Trend and Nash and pursuant to which Nash assumed part interest then held by General Minerals in the Option Agreement, as modified by the Lake Owen Amendment.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration of 500,000 shares of the Trend common stock, Nash and Trend hereby agree as follows:

1)       As of the Effective Date, the exploration expenditures required by
         Section 5.1(a) of the Option Agreement are hereby declared to be fully satisfied and any further exploration expenditure obligations of Trend are hereby affirmatively and irrevocably waived.

2) The conditions and terms specified by the Section 5.2 of the Option Agreement have been satisfied.

3) The conditions and terms specified by the Section 5.3(a) of the Option Agreement have been satisfied.

4) The conditions and terms specified by the Section 5.3(b) of the Option Agreement, as modified by the Lake Owen Amendment have been satisfied.

5) The conditions and terms specified by the Section 5.3(c) of the Option Agreement were deleted by the Lake Owen Amendment and are no longer applicable.

6) The conditions and terms specified by the Section 5.3(d) of the Option Agreement, as modified by the Lake Owen Amendment have been satisfied.

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7)       Pursuant to Sections 5.5(a) and (b) of the Option Agreement, the notice requirements requiring a summary of exploration expenditures in order to exercise said Option are hereby waived.

8) Any and all other terms and conditions specified by the Option Agreement as modified by the Lake Owen Amendment which would need to be satisfied by Trend to allow Trend to exercise the Option are declared to be either satisfied or are hereby waived.

9)       Trend hereby does affirmatively exercise its Option pursuant to Section
         5.5 of the Option Agreement, and Nash pursuant to the authority granted to him by his part interest in the Lake Owen Transfer, now declare that all terms and conditions being either satisfied or waived, Nash hereby forever irrevocably grants Trend all of his interest in the Lake Owen Project, as that term is defined in the Option Agreement, subject only to the existing Royalty, as specified and defined in the Option Agreement.

10) This Agreement contains the entire agreement and understanding between the parties. This Agreement shall be governed and interpreted in accordance with the laws of New York. Any disputes arising out of this Agreement shall be settled by mandatory and binding arbitration in the State of New York.

11) This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement and made it effective as of the date first written above.

TREND MINING COMPANY                             TREND MINING COMPANY
a Delaware corporation                           a Delaware corporation


By: /s/ Kurt Hoffman                             By: /s/ John Ryan
Name: Kurt Hoffman                               Name: John Ryan
Title: President                                 Title:  Chief Financial Officer



________________________________
Ron Nash, as Individual